UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 8, 2009

MERRIMAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey	07006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 8, 2009, Merrimac Industries, Inc. issued a press release announcing a record of $32.2 million of orders received in the fiscal year 2008.  The entire text of the press release is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1  Press release dated January 8, 2009 issued by Merrimac Industries, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ J. Robert Patterson
Name:	J. Robert Patterson
Title:	Vice President – Finance, Chief Financial
Officer and Treasurer

Date: January 8, 2009